UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2011

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

Maryland	000-53649	26-0658752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

This Current Report on Form 8-K is being filed by KBS Real Estate Investment Trust II, Inc. (the “Company”) to present the financial statements for the acquired real property described below as well as the related pro forma financial statements for the Company. These financial statements are being filed on Form 8-K in order to be incorporated by reference into the Company’s registration statements.

On February 16, 2011, the Company, through an indirect wholly owned subsidiary, acquired a portfolio of four warehouse properties containing 1,644,480 rentable square feet located in Pennsylvania (“I-81 Industrial Portfolio”) for a purchase price of $90.0 million plus closing costs.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: April 1, 2011	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of I-81 Industrial Portfolio for the year ended December 31, 2010. This statement is the responsibility of I-81 Industrial Portfolio’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of I-81 Industrial Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of I-81 Industrial Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of I-81 Industrial Portfolio’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of I-81 Industrial Portfolio for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

April 1, 2011

I-81 INDUSTRIAL PORTFOLIO

STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2010

(in thousands)

Revenues:
Rental income	$8,006
Tenant reimbursements	931

Total revenues	8,937

Expenses:
Repairs and maintenance	496
General and administrative	215
Real estate taxes and insurance	151

Total expenses	862

Revenues over certain operating expenses	$8,075

See accompanying notes.

I-81 INDUSTRIAL PORTFOLIO

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2010

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On February 16, 2011, KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”), through an indirect wholly owned subsidiary, acquired a portfolio of four warehouse buildings totaling 1,644,480 rentable square feet (“I-81 Industrial Portfolio”). The four properties encompass 133.4 acres of land and are located in Pennsylvania. The seller is not affiliated with the Company or KBS Capital Advisors LLC, the Company’s external advisor. The purchase price of I-81 Industrial Portfolio was $90.0 million plus closing costs.

KBS REIT II is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate properties located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION

The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

I-81 Industrial Portfolio is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT II expects to incur in the future operations of I-81 Industrial Portfolio. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of I-81 Industrial Portfolio.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) I-81 Industrial Portfolio was acquired from an unaffiliated party and (ii) based on due diligence of I-81 Industrial Portfolio by KBS REIT II, management is not aware of any material factors relating to I-81 Industrial Portfolio that would cause this financial information not to be indicative of future operating results.

Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.3 million for the year ended December 31, 2010.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

I-81 INDUSTRIAL PORTFOLIO

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Year Ended December 31, 2010

4.	DESCRIPTION OF LEASING ARRANGEMENTS

As of December 31, 2010, I-81 Industrial Portfolio was 100% leased by 7 tenants. For the year ended December 31, 2010, I-81 Industrial Portfolio earned 80% of its rental income from a tenant in the manufacturing industry and an online retailer.

The tenant in the manufacturing industry occupies 744,080 square feet or approximately 45% of the total rentable square feet. This tenant’s lease expires on January 13, 2015 with four three-year extension options. For the year ended December 31, 2010, I-81 Industrial Portfolio earned 43% of its rental income from this tenant.

The tenant that is an online retailer occupies 615,600 square feet or approximately 37% of the total rentable square feet. This tenant’s lease expires on July 31, 2018 with three five-year extension options. This tenant also has an option to terminate its lease on or after September 30, 2013, subject to a termination fee. For the year ended December 31, 2010, I-81 Industrial Portfolio earned 37% of its rental income from this tenant.

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2010, expected future minimum rental receipts due under operating leases for the years ending December 31 were as follows (in thousands):

2011	$7,837
2012	7,982
2013	8,128
2014	8,279
2015	4,925
Thereafter	11,730

$48,881

6.	COMMITMENTS AND CONTINGENCIES

Tenant Lease Termination Options

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the total amount of future minimum rent received by I-81 Industrial Portfolio will be reduced.

Environmental

I-81 Industrial Portfolio is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on I-81 Industrial Portfolio’s financial condition and results of operations as of December 31, 2010.

7.	SUBSEQUENT EVENTS

KBS REIT II evaluates subsequent events up until the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on April 1, 2011.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year then ended, and the notes thereto. The consolidated financial statements of KBS REIT II as of and for the year ended December 31, 2010 have been included in KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the 300 N. LaSalle Building, the Union Bank Plaza, Granite Tower and National City Tower, which have been filed with the SEC, and the statement of revenues over certain operating expenses and the notes thereto of I-81 Industrial Portfolio, which is included herein.

The following unaudited pro forma balance sheet as of December 31, 2010 has been prepared to give effect to the acquisition of I-81 Industrial Portfolio as if the acquisition occurred on December 31, 2010.

The following unaudited pro forma statement of operations for the year ended December 31, 2010 has been prepared to give effect to the acquisitions of (i) the 300 N. LaSalle Building acquired on July 29, 2010, (ii) Union Bank Plaza acquired on September 15, 2010, (iii) Granite Tower acquired on December 16, 2010, (iv) National City Tower acquired on December 17, 2010, and (v) I-81 Industrial Portfolio acquired on February 16, 2011, as if the acquisitions occurred on January 1, 2010.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 300 N. LaSalle Building, the Union Bank Plaza, Granite Tower, National City Tower and I-81 Industrial Portfolio been consummated as of January 1, 2010. The audited statement of revenues over certain operating expenses of the 300 N. LaSalle Building has been previously filed on Form 8-K/A with the SEC on September 27, 2010, the audited statement of revenues over certain operating expenses of the Union Bank Plaza has been previously filed on Form 8-K/A with the SEC on November 23, 2010, the audited statement of revenues over certain operating expenses of Granite Tower has been previously filed on Form 8-K with the SEC on January 27, 2011, and the audited statement of revenues over certain operating expenses of National City Tower has been previously filed on Form 8-K with the SEC on January 27, 2011. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of December 31, 2010

(in thousands, except share and per share amounts)

Pro Forma Adjustments

	KBS Real Estate Investment Trust II Historical (a)	I-81 Industrial Portfolio (b)		Pro Forma Total
Assets
Real estate:
Land	$190,507	$7,250	(c)	$197,757
Buildings and improvements	1,511,105	62,655	(c)	1,573,760
Tenant origination and absorption costs	252,264	12,820	(c)	265,084

Total real estate, cost	1,953,876	82,725		2,036,601
Less accumulated depreciation and amortization	(80,473)	-		(80,473)

Total real estate, net	1,873,403	82,725		1,956,128
Real estate loans receivable, net	336,759	-		336,759

Total real estate and real estate-related investments, net	2,210,162	82,725		2,292,887
Cash and cash equivalents	82,413	-		82,413
Restricted cash	937	-		937
Rents and other receivables, net	20,582	-		20,582
Above-market leases, net	48,456	7,275	(c)	55,731
Deferred financing costs, prepaid expenses and other assets	17,104	272	(d)	17,376

Total assets	$2,379,654	$90,272		$2,469,926

Liabilities and stockholders’ equity
Notes payable	$828,157	$51,085	(e)	$879,242
Accounts payable and accrued liabilities	20,287	-		20,287
Due to affiliates	373	-		373
Distributions payable	9,179	-		9,179
Below-market leases, net	35,487	-		35,487
Other liabilities	18,536	-		18,536

Total liabilities	912,019	51,085		963,104

Commitments and contingencies
Redeemable common stock	43,306	-		43,306
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	-	-		-
Common stock, $.01 par value; 1,000,000,000 shares authorized, 176,739,865 shares issued and outstanding, 181,062,139 pro forma shares	1,767	44		1,811
Additional paid-in capital	1,537,403	39,143		1,576,546
Cumulative distributions in excess of net income	(112,711)	-		(112,711)
Accumulated other comprehensive loss	(2,130)	-		(2,130)

Total stockholders’ equity	1,424,329	39,187		1,463,516

Total liabilities and stockholders’ equity	$2,379,654	$90,272		$2,469,926

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of December 31, 2010

(a)	Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K as of December 31, 2010.

(b)	Represents the acquisition of I-81 Industrial Portfolio. The purchase price of I-81 Industrial Portfolio was $90.0 million. This amount was funded from financing of $51.1 million, which is part of a five-year portfolio loan, and proceeds, net of offering costs, received from KBS REIT II’s initial public offering through the acquisition date. The pro forma adjustments assume the proceeds were raised as of December 31, 2010 and KBS REIT II received a gross offering price of $10 per share.

(c)	KBS REIT II determined the cost of tangible assets and identifiable intangibles (consisting of above-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

(d)	Represents loan fees incurred in conjunction with the financing of I-81 Industrial Portfolio.

(e)	Represents amounts from a $360.0 million five-year portfolio loan directly used to finance the acquisition of I-81 Industrial Portfolio.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	300 N. LaSalle Building	Union Bank Plaza	Granite Tower	National City Tower	I-81 Industrial Portfolio	Pro Forma Total
Revenues:
Rental income	$110,294	$23,165 (b)	$15,678 (b)	$14,856 (b)	$14,137 (b)	$7,090 (b)	$185,220
Tenant reimbursements	18,066	7,133 (c)	1,555 (c)	257 (c)	1,269 (c)	931 (c)	29,211
Interest income from real estate loans receivable	28,255	-	-	-	-	-	28,255
Other operating income	3,518	577 (d)	3,130 (d)	1,221 (d)	1,115 (d)	-	9,561

Total revenues	160,133	30,875	20,363	16,334	16,521	8,021	252,247

Expenses:
Operating, maintenance and management	28,715	10,706 (e)	5,325 (e)	3,880 (e)	5,440 (e)	711 (e)	54,777
Real estate taxes and insurance	12,977	479 (f)	1,842 (f)	1,530 (f)	1,152 (f)	151 (f)	18,131
Asset management fees to affiliate	10,005	2,865 (g)	1,108 (g)	1,078 (g)	834 (g)	690 (g)	16,580
Real estate acquisition fees to affiliates	10,692	-	-	-	-	685 (h)	11,377
Real estate acquisition fees and expenses	7,487	-	-	-	-	-	7,487
General and administrative expenses	3,947	(264) (i)	-	-	-	-	3,683
Depreciation and amortization	61,686	9,746 (j)	6,055 (j)	7,525 (j)	8,191 (j)	3,686 (j)	96,889
Interest expense	19,389	8,599 (k)	2,691 (l)	-	2,824 (m)	2,113 (n)	35,616

Total expenses	154,898	32,131	17,021	14,013	18,441	8,036	244,540

Other income:
Other interest income	273	-	-	-	-	-	273

Net income (loss)	$5,508	$(1,256)	$3,342	$2,321	$(1,920)	$(15)	$7,980

Net income per common share, basic and diluted	$0.04						$0.04

Weighted-average number of common shares outstanding, basic and diluted	125,894,756						177,931,752

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

(a)	Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2010.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2010. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2010, based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2010, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2010, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2010 based on management’s estimates.

(g)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2010 that would be due to affiliates of KBS REIT II, had the assets been acquired on January 1, 2010. The asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition fees and expenses related thereto.

(h)	Represents acquisition fees to affiliates (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2010, based on the pro forma acquisition date of January 1, 2010.

(i)	Represents the amortization of an acquisition contingency related to a lease with the seller for the year ended December 31, 2010.

(j)	Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2010, based on the pro forma acquisition date of January 1, 2010. Depreciation expense related to buildings is recognized using the straight-line method and a 39-year life. Depreciation and amortization expense related to tenant improvements and lease intangibles is recognized using the straight-line method over the life of the related lease.

(k)	Represents interest expense and loan fee amortization incurred on a mortgage loan secured by the 300 N. LaSalle Building, which bears interest at a fixed rate of 4.25% per annum, maturing August 1, 2015. Amortization of loan fees is recognized using the interest method over the life of the loan.

(l)	Represents interest expense and loan fee amortization incurred on a mortgage loan secured by the Union Bank Plaza, which bears interest at a swapped fixed rate of 3.445% per annum, maturing September 15, 2015. Amortization of loan fees is recognized using the interest method over the life of the loan.

(m)	Represents interest expense and loan fee amortization incurred on a mortgage loan secured by National City Tower, which bears interest at a swapped fixed rate of 4.085% per annum, maturing December 16, 2015. Amortization of loan fees is recognized using the interest method over the life of the loan.

(n)	Represents interest expense and loan fee amortization incurred relating to I-81 Industrial Portfolio’s portion of the Portfolio Loan. Of the $51.1 million, $18.8 million bears interest at a swapped fixed rate of 4.085% per annum and the swap matures on June 16, 2015, and $27.0 million bears interest at a swapped fixed rate of 4.305% per annum and the swap matures on January 1, 2016. The $5.3 million unswapped portion bears interest at a floating rate of 215 basis points over one-month LIBOR and matures on January 27, 2016. The loan is secured by I-81 Industrial Portfolio and other real estate properties owned by KBS REIT II. Amortization of loan fees is recognized using the interest method over the life of the loan.